UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2011

AGENUS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Forbes Road Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   781-674-4400

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On October 18, 2011, Agenus Inc. (the "Company") announced that the New England Journal of Medicine published results of a Phase 3 trial of GlaxoSmithKline (NYSE: GSK) Biologicals' RTS,S malaria vaccine candidate containing the Company's QS-21 Stimulon® adjuvant.* QS-21 is a component of AS01B, which is one of GSK Biologicals' proprietary adjuvant systems used in RTS,S.

     Results of the study, the largest malaria vaccine efficacy and safety trial ever conducted in Africa by GlaxoSmithKline and its partners, demonstrate that RTS,S provided young African children with significant protection against clinical and severe malaria - reducing risk by 56 percent and 47 percent, respectively, for the 12-month period following vaccination. These results were also announced on October 18, 2011, at the Malaria Forum hosted by the Bill & Melinda Gates Foundation in Seattle, Washington.

     The full text of the press release issued in connection with the announcement is being filed as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

      99.1 Press Release dated October 18, 2011

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGENUS INC. (Registrant)
October 18, 2011 (Date)	/s/ SHALINI SHARP Shalini Sharp Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated October 18, 2011